Exhibit 10.6

FOUNDER LOAN FACILITY: DRAW SCHEDULE AND ACKNOWLEDGMENT

Cashlin, a Wyoming corporation (the “Company”), Daniel Hartmann (the “Lender”)

This instrument documents draws made to date under the founder loan facility of up to $70,000 extended by the Lender to the Company (the “Facility”), and is prepared as audit evidence for the Company’s independent registered public accounting firm and for the Company’s corporate record.

1. Draw schedule

# 1	Date	Amount	Form of draw	Purpose / support
	June 15, 2026	$500.00	ACH deposit by the Lender from his personal account into the Company’s Chase account (statement entry “Daniel Victor H, Deposits,” PPD, trace xxxxxxxxxxxxxxxx)	Working-capital funding; evidenced directly by the June 2026 Chase statement
2	July 2, 2026	$1,250.00	Payment by the Lender directly to a Company vendor, on the Company’s behalf, from an account under the Lender’s control (wire reference xxxxxxxxxxx)	First installment (50%) of the $2,500 audit fee of Aloba, Awomolo & Partners under the engagement letter executed July 1, 2026; constitutes a draw as if advanced to the Company and paid by it

Aggregate principal drawn through the date of signing: $1,750.00. Facility cap: $70,000; headroom: $68,250.00. The Company’s petty-cash imprest was funded by the $400 founder share consideration and involved no draw under the Facility.

2. Acknowledgments

The Company and the Lender acknowledge and agree that: (a) each draw above is a borrowing by the Company from the Lender under the Facility, whether advanced to the Company or paid directly to a vendor on its behalf; (b) the Facility is non-interest-bearing on its face, and interest is therefore imputed for financial-reporting and federal income-tax purposes (ASC 835-30; IRC §7872, semiannual compounding at the applicable federal rate of 3.81% per the Company’s locked convention); (c) Draw 1 is reflected in the June 30, 2026 financial statements as a related-party liability, and Draw 2 is a subsequent event to be disclosed under ASC 855; and (d) the Lender will provide, on the auditor’s request, statements or other evidence tying the paying account (“PLAT BUS CHECKING ...8773”) to the Lender.

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3. No modification

Nothing in this instrument amends the terms of the Facility; it evidences draws only. This instrument may be executed in counterparts and delivered electronically.

/s/ Daniel Hartmann

Daniel Hartmann, Lender, and on behalf of the Company as Chief

Executive Officer & President

Date of signing:        July 14th, 2026

/s/ Natallia Yushchanka

Natallia Yushchanka, Sole Director, acknowledging the related-party draws on behalf of the Board

Date of signing:        July 14th, 2026

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